Klaviyo Delivers Outstanding Third Quarter with 32% Revenue Growth; Raises Full-Year Guidance

Third quarter revenue of $310.9 million, representing 32% year-over-year growth
Raises FY25 revenue guidance to $1.215 billion to $1.219 billion, for year-over-year growth of 30%

BOSTON, November 5, 2025 — Klaviyo (NYSE: KVYO), the B2C CRM, today announced results for its third quarter ended September 30, 2025.

“We had an outstanding third quarter that reflects the strength of our business and accelerating momentum behind our agentic products,” said Andrew Bialecki, Co-founder and CEO of Klaviyo. “We’re in a transformative time for how businesses build relationships with consumers. AI is reshaping the quality, speed, and creativity of customer engagement, and Klaviyo is excited to be building the intelligent system that turns those advances into real value for every brand and every customer.”

Recent Business Highlights:
●Launched K:Service into general availability, providing customers with an AI-powered customer service platform that integrates with marketing and data to help businesses provide customer support via Customer Hub, Customer Agent and Helpdesk.
●Announced Marketing Agent, an autonomous teammate built into the Klaviyo platform that builds a complete marketing plan, with ready-to-send campaigns, flows, and forms.
●Hosted K:BOS, the company’s flagship customer event, with more than 1,400 attendees.
●Closed new and expanded existing customer accounts, such as Rhone, Proper Hotels, UrbanStems, and others during the quarter ended September 30, 2025.
●Over 183,000 customers were using Klaviyo to drive their own revenue growth as of September 30, 2025, compared to over 157,000 customers as of September 30, 2024.
●Continued growing our number of large customers, ending the quarter with 3,563 customers generating over $50,000 of ARR, compared to 2,619 at the end of the third quarter of 2024, an increase of 36% year-over-year.
●Drove continued international expansion with 43% year-over-year revenue growth in EMEA and APAC.
●Expanded with our existing customer base, with NRR of 109% as of September 30, 2025.

“The third quarter was another outstanding quarter for Klaviyo, with revenue of $311 million, growing 32% year-over-year,” said Amanda Whalen, CFO of Klaviyo. “We are executing on multiple growth engines, deepening relationships with customers of all sizes, and strengthening our foundation for long-term market leadership.”

Third Quarter 2025 Financial Highlights:

$ in millions (except per share amounts)

Q3 FY25
Revenue	$310.9
YoY Growth	32%
Gross Profit	$234.7
Gross Margin	76%
Non-GAAP Gross Profit	$237.1
Non-GAAP Gross Margin	76%
Operating Loss	$(10.8)
Operating Margin	(3)%
Non-GAAP Operating Income	$45.0
Non-GAAP Operating Margin	14%
Net loss per share, basic and diluted	$—
Non-GAAP net income per share, basic	$0.18
Non-GAAP net income per share, diluted	$0.18
Cash from Operating Activities	$54.8
Free Cash Flow	$47.1

Financial Outlook

$ in millions	FY25-Q4 Guidance		FY25 Guidance
	Low	High	Low	High
Revenue	$331	$335	$1,215	$1,219
Year-over-year Growth Rate	23%	24%	30%

Non-GAAP Operating Income	$43.5	$46.5	$161.8	$164.8
Non-GAAP Operating Margin	13%	14%	13%	14%

Fully Diluted Shares Outstanding (Millions)	307		306

Klaviyo has not provided a reconciliation of non-GAAP operating income guidance measures to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Stock-based compensation-related charges, including employer payroll tax-related items on employee stock transactions, are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to constant change.

Dilutive Securities

Klaviyo has various dilutive securities. The table below details these securities (shares in millions; rounding differences may occur):

	Price as of September 30, 2025	Weighted Average Exercise Price	Shares
Share price	$27.69
Common stock outstanding as of 9/30/2025			301.9
Warrants outstanding			2.8
RSUs outstanding			16.7
Options outstanding		$2.29	2.4
ESPP shares outstanding			0.6
Total estimated fully diluted shares			324.4

We have excluded the impact of the Shopify investment option of 15,743,174 shares at $88.93 per share as it was out of the money as of September 30, 2025. The investment option expires on July 28, 2030.

Conference Call Information

In conjunction with this announcement, Klaviyo will host a conference call for investors at 4:30 p.m. ET (1:30 p.m. PT) today to discuss the results for its third quarter ended September 30, 2025 and its outlook for its fourth quarter and fiscal year ending December 31, 2025. The live webcast and a replay of the webcast will be available at the Investor Relations section of Klaviyo’s website: https://investors.klaviyo.com (live and replay).

Select Defined Terms

Customers. We define a customer as a distinct paid subscription to our platform. A single organization could have multiple discrete contracting divisions or subsidiaries or brands each with paid subscriptions to our platform, which would, in general, constitute multiple distinct customers. In some cases at the customer’s request, we allow subscriptions under the same parent organization to be consolidated into a single paid subscription in which case such consolidated paid subscriptions would constitute a single customer. We measure our total number of customers as a point-in-time calculation measured as of the end of a particular period. Customers do not include persons or entities that use our platform on a free trial basis.
Customers Generating Over $50,000 of ARR. We calculate our number of customers generating over $50,000 of ARR (as defined below) as those customers that have an average ARR of greater than $50,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination. We believe the number of customers generating over $50,000 of ARR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it is an indicator of our ability to grow the number of customers that are exceeding this ARR threshold, both from our existing customers expanding their usage of our platform and from our sales to larger customers. We believe this is an important indicator of our ability to continue to successfully move up market.
Dollar-Based Net Revenue Retention Rate. We calculate our Dollar-Based Net Revenue Retention Rate (“NRR”) by first identifying the cohort of customers as of twelve months prior to the date of determination. We then calculate the Annualized Recurring Revenue (“ARR”) from this customer cohort as of twelve months prior to the date of determination (the “Prior Period ARR”) and the ARR from this customer cohort as of the date of determination (the “Current Period ARR”). ARR, for any date of determination, is the annualized value of existing paid subscriptions, which we calculate by taking the amount of revenue that we expect to receive in the next monthly period for our existing paid subscriptions, assuming no changes to such subscriptions in the next month, as of that date of determination, and multiplying that amount by twelve. Current Period ARR includes any expansion, price increases, and customer subscriptions that are deactivated and subsequently reactivated during the applicable twelve-month period and reflects contraction or attrition over the last twelve months from this customer cohort, but excludes any ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the point-in-time NRR. We then calculate the weighted average point-in-time NRR as of the last day of each month in the current trailing twelve-month period to arrive at the NRR, with the weightings determined by the total ARR at the end of each period. We believe NRR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it represents the expansion in usage of our platform by our existing customers, which is an important measure of the health of our business and future growth prospects. We measure Dollar-Based Net Revenue Retention Rate to measure this growth.

About Klaviyo

Klaviyo (NYSE: KVYO) is the B2C CRM. Powered by its built-in data platform and AI, Klaviyo combines marketing automation, analytics, and customer service into one unified solution, making it easy for businesses to know their customers and grow faster. Klaviyo (CLAY-vee-oh) helps over 183,000 brands like Mattel, Glossier, Daily Harvest, and Liquid Death deliver 1:1 experiences at scale, improve efficiency, and drive revenue.

Source: Klaviyo, Inc.

Contact

Investor Relations
Andrew Zilli
ir@klaviyo.com

Press
Danielle Zanatta
press@klaviyo.com

Forward Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Other than statements of historical facts, all statements contained in this press release, including, but not limited to, statements about Klaviyo’s outlook for the fourth quarter and the full fiscal year ending December 31, 2025, and Klaviyo’s expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, potential market opportunities, use of artificial intelligence and machine learning, and other similar matters, are forward-looking statements. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “going to,” “guidance,” “intend,” “keep,” “may,” “opportunity,” “outlook,” “plan,” “potential,” “predict,” “project,” “shall,” “should,” “strategy,” “target,” “will,” “would,” or words of similar meaning or similar references to future periods may identify these forward-looking statements, although not all forward-looking statements contain these identifying words.
Forward-looking statements reflect management’s beliefs, expectations and assumptions about future events as of the date hereof, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risks include, among others, the following: our ability to achieve future growth and sustain our growth rate; our ability to successfully execute our business and growth strategy, such as the success of our investment in our key growth initiatives and our ability to recognize effective areas for growth; our ability to successfully integrate with third-party platforms; our relationships with third parties, such as our marketing agency and technology partners; unfavorable conditions in our industry; our ability to attract new customers, including mid-market and enterprise customers, retain revenue from existing customers and increase sales from both new and existing customers; our ability to leverage artificial intelligence and machine learning in our products; our ability to sustain strong international growth; the success of our marketing and sales strategies; costs and expenses associated with being a public company; the impact of macroeconomic factors, including tariffs; as well as other risks and uncertainties set forth under the caption “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as filed with the Securities and Exchange Commission (the “SEC”), and the other filings and reports we make with the SEC from time to time, which may be obtained on our Investor Relations website at https://investors.klaviyo.com and on the SEC website at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor(s) may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. In light of the risks, uncertainties, assumptions, and other factors, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Therefore, you should not rely on any of the forward-looking statements. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Other than as required by law, we assume no obligation to update any forward-looking statements contained in this press release in the event of new information, future developments or otherwise.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with generally accepted accounting principles in the United States (GAAP), this press release and the accompanying tables contain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, basic, non-GAAP net income per share, diluted, free cash flow, and free cash flow margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please see the accompanying tables for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents.
Our non-GAAP gross profit, non-GAAP operating income, non-GAAP operating expenses, and non-GAAP net income exclude certain significant expenses and income that are required by GAAP to be recorded in our consolidated financial statements. These may include, among others, (i) material amortization of prepaid marketing expenses, (ii) stock-based compensation and related employer payroll taxes, and (iii) significant, one-time restructuring expenses. Our non-GAAP gross margin is calculated as non-GAAP gross profit divided by total revenue. Our non-GAAP operating margin is calculated as non-GAAP operating income divided by total revenue. Our non-GAAP net income per share, basic, is calculated as non-GAAP net income divided by weighted average shares outstanding - basic for purposes of calculating non-GAAP net income per share. Our non-GAAP net income per share, diluted, is calculated as non-GAAP net income divided by weighted average shares outstanding - diluted for purposes of calculating non-GAAP net income per share. Free cash flow is defined as cash and cash equivalents provided by or used in operating activities less purchases of property and equipment and capitalization of software development costs. Free cash flow margin is a non-GAAP financial measure that is calculated as free cash flow divided by total revenue.
Stock-based compensation expense includes the net effects of capitalization and amortization of stock-based compensation expense related to capitalized software. Stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of the compensation provided to our employees. Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company’s non-cash expenses, we believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for meaningful comparisons between our operating results from period to period. When evaluating the performance of its business and making operating plans, Klaviyo does not consider these items (for example, when considering the impact of equity award grants, the company places a greater emphasis on the amount of overall stockholder dilution than the accounting charges associated with such grants). The amount of employer payroll tax-related items on employee stock transactions is dependent on restricted stock unit settlements, option exercises, related stock price, and other factors that are beyond Klaviyo’s control and that do not correlate to the operation of the business. The expense related to amortization of prepaid marketing expense of warrants issued to Shopify is dependent upon estimates and assumptions; therefore, Klaviyo believes non-GAAP measures that adjust for the amortization of prepaid marketing expense provide investors a consistent basis for comparison across accounting periods. Klaviyo believes that the economic impact of the partnership is best measured in the form of stockholder dilution and as such we have provided a reconciliation that shows the full dilutive impact of all outstanding equity instruments. Overall, Klaviyo believes it is useful to exclude these expenses in order to better understand the long-term performance of its core business and to facilitate comparison of its results period-over-period and to those of peer companies. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.

We believe that all these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to decision making by our management, who use these measures as important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.
Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures versus their nearest GAAP equivalents. Other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Further, stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in Klaviyo’s business and an important part of the compensation provided to attract and retain its employees to create long-term incentive alignment with stockholders.

Klaviyo, Inc.
Condensed Consolidated Balance Sheet (Unaudited)
(In Thousands)
	As of
	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$980,267	$881,473
Restricted cash	—	375
Accounts receivable, net of allowance for doubtful accounts	61,244	43,095
Deferred contract acquisition costs, current	27,004	20,544
Prepaid expenses and other current assets	41,494	34,262
Total current assets	1,110,009	979,749
Property and equipment, net	$67,267	$48,200
Right-of-use assets, net	94,909	42,917
Deferred contract acquisition costs, non-current	39,706	32,527
Restricted cash, non-current	738	739
Prepaid marketing expense	137,973	153,346
Other non-current assets	14,458	15,830
Total assets	$1,465,060	$1,273,308
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$20,515	$14,579
Accrued expenses	94,546	99,828
Lease liabilities, current	24,510	20,989
Deferred revenue	87,926	64,497
Total current liabilities	227,497	199,893
Lease liabilities, non-current	88,895	32,449
Other non-current liabilities	6,594	6,979
Total liabilities	322,986	239,321
Stockholders' equity
Preferred stock	—	—
Common stock - Series A	137	89
Common stock - Series B	165	184
Additional paid-in capital	2,025,753	1,878,899
Accumulated deficit	(883,981)	(845,185)
Total stockholders' equity	1,142,074	1,033,987
Total liabilities and stockholders' equity	$1,465,060	$1,273,308

Klaviyo, Inc.
Condensed Consolidated GAAP Statement of Operations (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Three Months Ended September 30,
	2025	2024
Revenue	$310,880	$235,094
Cost of revenue	76,143	54,357
Gross profit	234,737	180,737
Operating expenses:
Selling and marketing	127,651	100,018
Research and development	72,668	55,769
General and administrative	45,254	38,228
Total operating expenses	245,573	194,015
Operating loss	(10,836)	(13,278)
Other (expense) income	(89)	229
Interest income	10,311	10,504
Total other income	10,222	10,733
Loss before income taxes	(614)	(2,545)
Income tax benefit	(188)	(1,200)
Net loss	$(426)	$(1,345)

Net loss per share attributable to Series A and Series B common stockholders, basic and diluted	$—	$(0.01)
Weighted average common shares outstanding, basic and diluted	300,828,017	267,854,769

Klaviyo, Inc.
Condensed Consolidated GAAP Statement of Operations (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Nine Months Ended September 30,
	2025	2024
Revenue	$883,824	$667,300
Cost of revenue	215,079	149,567
Gross profit	668,745	517,733
Operating expenses:
Selling and marketing	377,810	286,377
Research and development	214,476	167,601
General and administrative	142,371	113,179
Total operating expenses	734,657	567,157
Operating loss	(65,912)	(49,424)
Other (expense) income	(1,651)	290
Interest income	29,313	30,029
Total other income	27,662	30,319
Loss before income taxes	(38,250)	(19,105)
Provision for income taxes	546	64
Net loss	$(38,796)	$(19,169)

Net loss per share attributable to Series A and Series B common stockholders, basic and diluted	$(0.14)	$(0.07)
Weighted average common shares outstanding, basic and diluted	286,806,721	264,846,463

Klaviyo, Inc.
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In Thousands)
	Three Months Ended September 30,
	2025	2024
Operating activities
Net loss	$(426)	$(1,345)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	4,380	4,562
Non-cash operating lease costs	5,850	3,274
Amortization of deferred contract acquisition costs	7,696	5,445
Amortization of prepaid marketing expense	13,224	13,224
Loss on disposal of property and equipment	210	—
Bad debt expense (recovery)	348	(158)
Stock-based compensation expense	40,437	31,557
Deferred income tax	(1,501)	(558)
Other	—	11
Changes in operating assets and liabilities:
Accounts receivable	(2,749)	(5,080)
Deferred contract acquisition costs	(12,537)	(9,751)
Prepaid expenses, prepaid taxes, and other assets	2,765	(6,689)
Accounts payable	(2,453)	2,181
Accrued expenses	875	(227)
Deferred revenue	5,208	6,150
Operating lease liabilities	(6,185)	(3,960)
Other non-current liabilities	(382)	148
Net cash provided by operating activities	54,760	38,784
Investing activities
Acquisition of property and equipment	(2,274)	(1,547)
Capitalization of software development costs	(5,431)	(2,991)
Acquisition of business, net of cash acquired	(2,031)	—
Net cash used in investing activities	(9,736)	(4,538)
Financing activities
Proceeds from exercise of common stock options	266	1,934
Cash paid for finance leases	—	(5)
Proceeds from exercise of warrants	3	3
Employee taxes paid related to net share settlement of stock-based awards	(4,107)	(5,495)
Proceeds from employee stock purchase plan	3,565	2,586
Net cash used in financing activities	(273)	(977)
Net increase in cash, cash equivalents, and restricted cash	44,751	33,269
Cash, cash equivalents, and restricted cash, beginning of period	936,254	794,629
Cash, cash equivalents, and restricted cash, end of period	$981,005	$827,898

Klaviyo, Inc.
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In Thousands)
	Nine Months Ended September 30,
	2025	2024
Operating activities
Net loss	$(38,796)	$(19,169)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	13,092	12,771
Non-cash operating lease costs	18,245	9,562
Amortization of deferred contract acquisition costs	21,526	13,841
Amortization of prepaid marketing expense	39,673	39,673
Gain on derecognition of asset retirement obligation	(588)	—
Loss on disposal of property and equipment	629	32
Bad debt expense	1,884	131
Stock-based compensation expense	124,168	100,690
Deferred income tax	(1,501)	(558)
Changes in operating assets and liabilities:
Accounts receivable	(20,032)	(11,519)
Deferred contract acquisition costs	(35,165)	(24,499)
Prepaid expenses, prepaid taxes, and other assets	(1,739)	(14,021)
Accounts payable	6,751	(2,069)
Accrued expenses	(8,673)	(682)
Deferred revenue	23,422	12,832
Operating lease liabilities	(17,476)	(11,805)
Other non-current liabilities	(573)	656
Net cash provided by operating activities	124,847	105,866
Investing activities
Acquisition of property and equipment	(7,019)	(3,575)
Capitalization of software development costs	(15,734)	(8,023)
Acquisition of business, net of cash acquired	(2,031)	—
Net cash used in investing activities	(24,784)	(11,598)
Financing activities
Proceeds from exercise of common stock options	1,732	6,244
Cash paid for finance leases	—	(16)
Proceeds from exercise of warrants	10	10
Employee taxes paid related to net share settlement of stock-based awards	(13,055)	(19,264)
Proceeds from employee stock purchase plan	9,668	6,999
Net cash used in financing activities	(1,645)	(6,027)
Net increase in cash, cash equivalents, and restricted cash	98,418	88,241
Cash, cash equivalents, and restricted cash, beginning of period	882,587	739,657
Cash, cash equivalents, and restricted cash, end of period	$981,005	$827,898

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit (Unaudited)
(In Thousands)

	Three Months Ended September 30,
	2025	2024
Gross profit	$234,737	$180,737
Stock-based compensation	2,161	2,033
Employer payroll tax on employee stock transactions	212	238
Non-GAAP gross profit	$237,110	$183,008
Gross margin	75.5%	76.9%
Non-GAAP gross margin	76.3%	77.8%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income (Unaudited)
(In Thousands)

	Three Months Ended September 30,
	2025	2024
Operating loss	$(10,836)	$(13,278)
Stock-based compensation	40,437	31,557
Employer payroll tax on employee stock transactions	2,154	2,207
Amortization of prepaid marketing	13,224	13,224
Non-GAAP operating income	$44,979	$33,710
Operating margin	(3.5)%	(5.6)%
Non-GAAP operating margin	14.5%	14.3%

Klaviyo, Inc.
Reconciliation of Net Loss to Non-GAAP Net Income (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Three Months Ended September 30,
	2025	2024
Net loss	$(426)	$(1,345)
Stock-based compensation	40,437	31,557
Employer payroll tax on employee stock transactions	2,154	2,207
Amortization of prepaid marketing	13,224	13,224
Non-GAAP net income	$55,389	$45,643

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.18	$0.17
Diluted	$0.18	$0.15

Shares used in non-GAAP per share calculations:
Basic	300,828,017	267,854,769
Diluted	306,848,291	300,378,105

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses (Unaudited)
(In Thousands)

	Three Months Ended September 30,
	2025	2024
Selling and marketing	$127,651	$100,018
Stock-based compensation	(14,096)	(8,519)
Employer payroll tax on employee stock transactions	(795)	(728)
Amortization of prepaid marketing	(13,224)	(13,224)
Non-GAAP Selling and marketing	$99,536	$77,547

Research and development	$72,668	$55,769
Stock-based compensation	(15,337)	(11,505)
Employer payroll tax on employee stock transactions	(592)	(691)
Non-GAAP Research and development	$56,739	$43,573

General and administrative	$45,254	$38,228
Stock-based compensation	(8,843)	(9,500)
Employer payroll tax on employee stock transactions	(555)	(550)
Non-GAAP General and administrative	$35,856	$28,178

Total operating expenses	$245,573	$194,015
Stock-based compensation	(38,276)	(29,524)
Employer payroll tax on employee stock transactions	(1,942)	(1,969)
Amortization of prepaid marketing	(13,224)	(13,224)
Non-GAAP Total operating expenses	$192,131	$149,298

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow (Unaudited)
(In Thousands)

	Three Months Ended September 30,
	2025	2024
Cash provided by operating activities	$54,760	$38,784
Acquisition of property and equipment	(2,274)	(1,547)
Capitalization of software development costs	(5,431)	(2,991)
Free cash flow	$47,055	$34,246
Operating cash flow margin	17.6%	16.5%
Free cash flow margin	15.1%	14.6%

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit (Unaudited)
(In Thousands)

	Nine Months Ended September 30,
	2025	2024
Gross profit	$668,745	$517,733
Stock-based compensation	5,873	7,032
Employer payroll tax on employee stock transactions	881	602
Non-GAAP gross profit	$675,499	$525,367
Gross margin	75.7%	77.6%
Non-GAAP gross margin	76.4%	78.7%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income (Unaudited)
(In Thousands)

	Nine Months Ended September 30,
	2025	2024
Operating loss	$(65,912)	$(49,424)
Stock-based compensation	124,168	100,690
Employer payroll tax on employee stock transactions	20,355	6,437
Amortization of prepaid marketing	39,673	39,673
Non-GAAP operating income	$118,284	$97,376
Operating margin	(7.5)%	(7.4)%
Non-GAAP operating margin	13.4%	14.6%

Klaviyo, Inc.
Reconciliation of Net Loss to Non-GAAP Net Income (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Nine Months Ended September 30,
	2025	2024
Net loss	$(38,796)	$(19,169)
Stock-based compensation	124,168	100,690
Employer payroll tax on employee stock transactions	20,355	6,437
Amortization of prepaid marketing	39,673	39,673
Non-GAAP net income	$145,400	$127,631

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.51	$0.48
Diluted	$0.48	$0.43

Shares used in non-GAAP per share calculations:
Basic	286,806,721	264,846,463
Diluted	305,892,006	297,261,205

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses (Unaudited)
(In Thousands)

	Nine Months Ended September 30,
	2025	2024
Selling and marketing	$377,810	$286,377
Stock-based compensation	(40,522)	(29,978)
Employer payroll tax on employee stock transactions	(3,045)	(1,846)
Amortization of prepaid marketing	(39,673)	(39,673)
Non-GAAP Selling and marketing	$294,570	$214,880

Research and development	$214,476	$167,601
Stock-based compensation	(50,168)	(37,679)
Employer payroll tax on employee stock transactions	(3,817)	(2,643)
Non-GAAP Research and development	$160,491	$127,279

General and administrative	$142,371	$113,179
Stock-based compensation	(27,605)	(26,001)
Employer payroll tax on employee stock transactions	(12,612)	(1,346)
Non-GAAP General and administrative	$102,154	$85,832

Total operating expenses	$734,657	$567,157
Stock-based compensation	(118,295)	(93,658)
Employer payroll tax on employee stock transactions	(19,474)	(5,835)
Amortization of prepaid marketing	(39,673)	(39,673)
Non-GAAP Total operating expenses	$557,215	$427,991

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow (Unaudited)
(In Thousands)

	Nine Months Ended September 30,
	2025	2024
Cash provided by operating activities	$124,847	$105,866
Acquisition of property and equipment	(7,019)	(3,575)
Capitalization of software development costs	(15,734)	(8,023)
Employer taxes for executive option exercises	10,833	—
Free cash flow	$112,927	$94,268
Operating cash flow margin	14.1%	15.9%
Free cash flow margin	12.8%	14.1%